THIS OPTION AND THE LIMITED LIABILITY COMPANY INTERESTS PURCHASABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL
SATISFACTORY  TO  THE  COMPANY  THAT  SUCH  REGISTRATION  IS  NOT  REQUIRED.

                              UNIT PURCHASE OPTION

                            Void after July 10, 2006

Option  No.  1                                                  July  10,  2003

     FOR VALUE RECEIVED and pursuant to the terms of a letter agreement dated November 29, 2002, between Shore Capital LLC and Penn Octane Corporation, a Delaware corporation ("Penn Octane"), and a resulting employment agreement dated
                       -----------
May 13, 2003, between Penn Octane and Richard Shore, Jr., the undersigned, Penn Octane, hereby certifies that Shore Capital LLC (the "Holder"), or assigns, is
                                                       ------
entitled, subject to the terms set forth below, to purchase from Penn Octane after the date (the "Distribution Date") Penn Octane completes the distribution (the "Distribution") to its stockholders of all of the outstanding common units
       ------------
of Rio Vista Energy Partners L.P., a Delaware limited partnership ("Rio Vista"),
                                                                    ---------
and before 5:00 P.M. New York time, on July 10, 2006 (the "Expiration Date") 25% of the outstanding Units (as defined below) of Rio Vista GP LLC, a Delaware limited  liability  company  (the  "Company") for a purchase price per Unit (the
                                    -------
"Exercise  Price")  equal  to the number of Units to be purchased divided by the
 ---------------
pro rata portion of the tax basis capital of Rio Vista immediately following the Distribution.

     As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

     (a) The term "Company" includes any corporation that shall succeed to or assume the obligations of the Company.

     (b) The term "Exercise Price" shall have the meaning ascribed to such term in the first paragraph hereof.

     (c) The term "Limited Liability Company Agreement" shall mean the Amended and Restated Limited Liability Company Agreement of the Company dated September 8, 2004.

     (c) The term "Purchase Price" shall mean the amount equal to the product of the Exercise Price and the number of Units to be purchased upon the full exercise of this Option.

     (d) The term "Units" shall have the meaning ascribed to such term in the Limited Liability Company Agreement.

     1.  Exercise  of Option. This Option may be exercised in full by the Holder
         --------------------
hereof at any time after the Distribution Date and before the Expiration Date by surrender of this Option, with the form of subscription, addendum agreement to the limited liability company agreement of the Company and the Voting Agreement attached hereto duly executed by such Holder, to the Company and Penn Octane at their respective principal offices, accompanied by payment of the Purchase Price. The Purchase Price shall be paid by cash or check payable to the order of Penn Octane Corporation.

     2.  When Exercise Effective. The exercise of this Option shall be deemed to
         ------------------------
have been effected immediately prior to the close of business on the business day on which this Option is surrendered as provided in Section 1 and the documents referenced in Section 1 are duly executed and delivered as provided in
Section 1, and at such time the Holder shall be deemed to be the record holder of such Units for all purposes.

     3.  Delivery on Exercise. As soon as practicable after the exercise of this
         ---------------------
Option in full, and in any event within ten (10) business days thereafter, Penn Octane at its expense (including the payment by it of any applicable issue taxes) will cause to be delivered to the holder hereof a certificate or certificates for the number of Units to which such holder shall be entitled on such exercise.

     4.  Investment  Intent.  Unless  a current registration statement under the
         ------------------
Securities Act of 1933, as amended (the "Securities Act"), shall be in effect with respect to the securities to be purchased upon exercise of this Option, the Holder hereof, by accepting this Option, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, such Holder will deliver to the Company and Penn Octane a written statement that the securities acquired by the Holder are for such Holder's own account, and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) except pursuant to current registration statement under the Securities Act or an available exemption from registration.

     5.  Transfer.  This  Option  is  not transferable without the prior written
         --------
consent  of  Penn  Octane.

     6.  No  Rights  or  Liability as a Member. This Option does not entitle the
         --------------------------------------
Holder hereof to any voting rights or other rights as a Member (as defined in Limited Liability Company Agreement). No provisions hereof and no enumeration herein of the rights or privileges of the Holder hereof shall give rise to any liability of such holder as a Member of the Company. The Units to be purchased pursuant to this Option are subject to the terms of the Limited Liability Company Agreement. The Holder shall not be deemed to be a Member and shall not have any rights of a Member or rights of an assignee from a Member with respect to, any Units subject to this Option unless and until the Holder has satisfied all requirements for exercise of this Option pursuant to its terms. Before receiving the Units subject to this Option, the Holder shall take such action and execute such documents as the Company and Penn Octane may require to become a Member of the Company.

     7.  Damages.  Penn Octane recognizes and agrees that the Holder hereof will
         -------
not have an adequate remedy if Penn Octane fails to comply with the terms of this Option and that damages will not be readily ascertainable, and Penn Octane expressly agrees that, in the event of such failure, it shall not oppose an application by the Holder of this Option or any other person entitled to the benefits of this Option requiring specific performance of any and all provisions hereof or enjoining the Penn Octane from continuing to commit any such breach of the terms hereof.

     8.  Notices.  All  notices  and  other communications required or permitted
         -------
hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by first class mail, or (c) by a recognized overnight delivery service (with charges prepaid), addressed (1) if to the Holder of this Option, at such Holder's address as it appears in the records of Penn Octane (unless otherwise indicated by such Holder), (2) if to Penn Octane, at its office at 77-530 Enfield Lane, Building D, Palm Desert, CA 92211,
Attention: Chief Executive Officer, or at such other address as Penn Octane shall have furnished to the Holder of the Option in writing or (3) if to the Company, at its office at 820 Gessner Road, Suite 1285, Houston, Texas 77024 or at such other address as the Company or Penn Octane shall have furnished to the Holder of the Option in writing

     9.  Payment  of  Taxes.  Penn Octane shall pay all transfer taxes and other
         ------------------
governmental charges (not including state and federal income taxes) that may be imposed in respect to the issue or delivery of the Units purchased upon the exercise of this Option. At the time this Option is exercised, in whole or in part, or at any time thereafter as requested by Penn Octane, Holder hereby authorizes withholding from payroll and any other amounts payable to Holder, and otherwise agrees to make adequate provision for, any sums required to satisfy the federal, state, local and foreign tax withholding obligations of Penn Octane or an affiliate, if any, which arise in connection with this Option. This Option is not exercisable unless the tax withholding obligations of Penn Octane and/or any affiliate are satisfied. Accordingly, Holder may not be able to exercise this Option when desired even though this Option is vested, and Penn Octane shall have no obligation to issue a certificate for such Units or release such Units from any escrow provided for herein.

     10.  Governing  Law.  All issues and questions concerning the construction,
          --------------
validity, enforcement and interpretation of this Option and the attachments hereto shall be governed by, and construed in accordance with, the laws of the State of Texas without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Texas or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Texas. In furtherance of the foregoing, the internal law of the State of Texas shall control the interpretation and construction of this Option (and all attachments hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     11.  Consent  to  Jurisdiction.
          -------------------------

          (a) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Texas state court or federal court o the United States of America sitting in Houston, Texas, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Texas state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Each of the parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Option or the transactions contemplated hereby in any Texas state or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each party to this Option irrevocably consents to service of process in the manner provided for notices in Section 8. Nothing in this Option will affect the right of any party to this Option to serve process in any other manner permitted by law.

     12.  Waiver  of  Jury  Trial.

          (a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS OPTION IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS OPTION OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          (b) EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY, AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS OPTION BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 12.

     13.  Miscellaneous. This Option and any term hereof may be changed, waived,
          -------------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The headings in this Option are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

                                 PENN OCTANE CORPORATION


                                 By:  Jerome B. Richter
                                      ------------------------------------------
                                      Jerome B. Richter, Chief Executive Officer

                                 ACKNOWLEDGED AND AGREED TO
                                 WITH RESPECT TO ITS RIGHTS AND
                                 OBLIGATIONS HEREUNDER:

                                 SHORE  CAPITAL LLC

                                 By: /s/ Richard Shore, Jr.
                                     -------------------------------------------
                                     Richard Shore, Jr., President

                             ATTACHMENT A TO OPTION

                              FORM OF SUBSCRIPTION

                    (TO BE SIGNED ONLY ON EXERCISE OF OPTION)

     To:  PENN  OCTANE  CORPORATION

     The undersigned, the holder of the within Option, hereby irrevocably elects to exercise the purchase rights represented by such Option for, and to purchase thereunder, 25% of the outstanding Units of RIO VISTA GP LLC and herewith makes payment of $___________ therefor, and requests that the certificates for such units be issued in the name of, and delivered to the undersigned, whose address is________________________
____________________________________.

                                         _______________________________________
                                         (Signature must conform in all
                                         respects to name of holder as specified
                                         on the face of the Option)

                                         _______________________________________

                                         _______________________________________
                                         Address

Dated: ________________________

                             ATTACHMENT B TO OPTION

              ADDENDUM AGREEMENT TO THE LIMITED LIABILITY COMPANY
                          AGREEMENT OF RIO VISTA GP LLC

                             ATTACHMENT C TO OPTION

                                VOTING AGREEMENT